Capital Management Investment Trust

CAPITAL MANAGEMENT MID-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol CMEIX

INVESTOR SHARES – Ticker Symbol CMCIX

Supplement dated January 30, 2018

To the Prospectus dated March 30, 2017

Capital Management Mid-Cap Fund

Important Notice Regarding Change in Investment Policy

On October 26, 2017, Board of Trustees (the “Board”) of Capital Management Investment Trust (the “Trust”) approved a proposal to change the name of the Capital Management Mid-Cap Fund (the “Mid-Cap Fund”) to the Wellington Shields All-Cap Fund and to adopt the investment objective and strategies of the current Wellington Shields All-Cap Fund (the “All-Cap Fund”). At that same meeting, the Board approved an additional proposal to reorganize the All-Cap Fund into the Mid-Cap Fund (the “Reorganization) and has authorized management to submit the proposal to shareholders of the All-Cap Fund for approval. The Reorganization, if approved by shareholders of the All-Cap Fund, is expected to close on or about March 30, 2018.

The changes to the Mid-Cap Fund’s name, investment objective and investment strategies are expected to take effect upon the approval of the Reorganization by shareholders of the All-Cap Fund. If the Reorganization is not approved, the Mid-Cap Fund will continue to operate under its existing name, investment objective and investment strategies, as set forth in its current prospectus. However, assuming the Reorganization is approved, the following changes will be made to the Mid-Cap Fund, effective March 30, 2018:

Name change: The Mid-Cap Fund’s name will change to the Wellington Shields All-Cap Fund.

Investment Objective: The Mid-Cap Fund’s investment objective will change from “long-term capital appreciation” to “capital appreciation”.

80% Investment Requirement: The Mid-Cap Fund’s 80% investment requirement will change from: “Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies.” to “Under normal market conditions, the All Cap Fund will invest at least 80% of its total assets in equity securities”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE